Exhibit 3.209

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

NOVEMBER 2, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

COMMUNITY REFUSE SERVICE, INC.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1 ARTICLES OF INCORPORATION filed on October 14, 1968

2 CHANGE OF REGISTERED OFFICE - Domestic filed on February 5, 2010

3 CHANGE OF REGISTERED OFFICE - Domestic filed on October 25, 2012 which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

Secretary of the Commonwealth

Certification Number: 10658026-1

Verify this certificate online at http://www.corporations.state.pa.us/corp/soskb/verify.asp

Commonwealth of Pennsylvania

Department of State

Corporation Bureau

ARTICLES OF INCORPORATION

3-1-68.33 867

In compliance with the requirements of the Business Corporation Law, approved the 5th day of May, A.D. 1933, P.L. 364, as amended, the undersigned, all of whom are of full age* desiring that they may be incorporated as a business corporation, do hereby certify:

1. The name of the corporation is:

Community Refuse Service, Inc.

2. The location and post office address of its initial registered office in this Commonwealth is:

100	Oregon Street	Mercersburg	Franklin
Number	Street	City	County

3· The purpose or purposes of the corporation which shall be organized under this Act are as follows: (**)

This corporation shall have the power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated, and to specifically engage in the business of collecting, hauling, and disposing of trash, refuse, waste, garbage, and like items.

4. The term of its existence is: perpetual.

5. The aggregate number of shares which the corporation shall have authority to issue is: (***)

Two Thousand (2,000) shares of common stock, all of the same class, having a par value of ten ($10.00) dollars per share.

(*)	One or more corporations or natural persons of full age may incorporate a business corporation under the provisions of this Act.
(**)	It shall not be permissible or necessary to set forth any powers enumerated in Section 302 of the Act.
(***)	There should be set forth the number and par value of all shares having par value; the number of shares without par value; and the stated capital applicable thereto. If the shares are to be divided into classes, a description of each class and a statement of the preferences, qualifications, limitations, restrictions, and the special or relative rights granted to, or imposed upon, the shares of each class.

FILING FEE·- $40.00

NOTE: Excise Tax at the rate of 1/5th of 1% ($2.00 per $1,000) will be due and payable at the time of filing of the Articles, computed by multiplying the number of authorized shares having par value by their par value, or if shares of no par stock are authorized, then on the stated capital applicable thereto as well.

ONLY A CLEARLY LEGIBLE ORIGINAL SHOULD BE SUBMITTED. SIGNATURES SHOULD BE IN BLACK INK.

6. The names and addresses of each of the first directors, who shall serve until the first annual meeting, are:

NAME	ADDRESS (including street and number, if any)

Robert H. Grove	100 Oregon Street, Mercersburg, Pennsylvania 17236

Esther L. Grove	100 Oregon Street, Mercersburg, Pennsylvania 17236

Kenneth F. Lee	235 North Main Street, Mercersburg, Pennsylvania 17236

7. The names and addresses of each of the incorporators and the number and class of shares subscribed by each are:

NAME	ADDRESS (including street and number, if any)	NUMBER AND CLASS OF SHARES

Robert H. Grove	100 Oregon Street, Mercersberg, Pa.	500 common

Esther L. Grove	100 Oregon Street, Mercersberg, Pa.	500 common

IN TESTIMONY WHEREOF, the incorporators have signed and sealed these Articles of Incorporation this eleventh day of October, 1968.

Approved and filed in the Department of State on the 14th day of October A.D. 1968.

Secretary of the Commonwealth

NOTE: The Articles must be accompanied with registry statement, executed in triplicate, in the form prescribed by Section 206-B of the Act — all of which should be signed by an incorporator, as such.

3-1-68.33 869

Commonwealth of Pennsylvania

Department of State

Office of the

Secretary of the Commonwealth

To all to whom these Presents shall come, Greeting:

WHEREAS, Under the provisions of the Business Corporation Law, approved the 5th day of May, Anno Domini one thousand nine hundred and thirty-three, P. L. 364, as amended, the Department of State is authorized and required to issue a

CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the terms of that law.

AND WHEREAS, The stipulations and conditions of that law have been fully compiled with by the persons desiring to incorporate as

COMMUNITY REFUSE SERVICE, INC.

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth and under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen and hereinbefore specified which shall exist perpetually and shall be invested with and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 14th day of October in the year of our Lord one thousand nine hundred and sixty-eight and of the Commonwealth the one hundred and ninety-third

Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)

☒ Domestic Business Corporation (§ 1507)

☐ Foreign Business Corporation (§ 4144)

☐ Domestic Nonprofit Corporation (§ 5507)

☐ Foreign Nonprofit Corporation (§ 6144)

☐ Domestic Limited Partnership (§ 8506)

Document will be returned to the
Corporation Service Company	name and address you enter to
273313-004 KU	the left.

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:

COMMUNITY REFUSE SERVICE, INC.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and Street	City	State	Zip	County
	100 Oregon Street	Mercersburg	PA	17236	Franklin

(b)	Name of Commercial Registered Office Provider				County

c/o:

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o:	Corporation Service Company	Dauphin
	Name of Commercial Registered Office Provider	County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned corporation has caused this Statement of Change of Registered Office to be signed by a duly authorized officer thereof this

4th day of February, 2010.

COMMUNITY REFUSE SERVICE, INC.
Name of Corporation/Limited Partnership

Signature

Blanca Lozada, Attorney in fact
Title

PENNSYLVANIA DEPARTMENT OF STATE

BUREAU OF CORPORATIONS AND CHARITABLE ORGANIZATIONS

Statement of Change of Registered Office (15 Pa.C.S.)

☒ Domestic Business Corporation (§ 1507)

☐ Foreign Business Corporation (§ 4144)

☐ Domestic Nonprofit Corporation (§ 5507)

☐ Foreign Nonprofit Corporation (§ 6144)

☐ Domestic Limited Partnership (§ 8506)

Name	CT-Counter		Document will be returned to the
name and address you enter to
Address			the left.

City	State	Zip Code
8591751 SOPA 10

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:

COMMUNITY REFUSE SERVICE, INC.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)	Number and Street	City	State	Zip	County

(b)	Name of Commercial Registered Office Provider				County

c/o:	CORPORATION SERVICE COMPANY	DAUPHIN

3. Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

Number and street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o:	C T Corporation System	Dauphin
	Name of Commercial Registered Office Provider	County

4. Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Statement of Change of Registered Office to be signed by a duly authorized officer this 25th day of October, 2012.

COMMUNITY REFUSE SERVICE, INC.
Name of Corporation/Limited Partnership

Signature

Kristin Bolden, Vice President
Title